Last Updated 7/21/06

EXHIBIT 99.3
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

								Increase
								(Decrease)
Line		1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$94				$88	$(3)
2	Pinnacle West Energy	—	—				—	8
3	APS Energy Services	1	—				1	3
4	SunCor	21	8				30	11
5	El Dorado	(1)	—				(2)	(1)
6	Parent Company	(3)	9				5	(11)

7	Income From Continuing Operations	12	111		—	—	122	7

8	Loss From Discontinued Operations — Net of Tax	—	1				3	67
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—		—	—	—	—

10	Net Income	$12	$112		$—	$—	$125	$74

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$(0.06)	$0.95				$0.89	$(0.08)
12	Pinnacle West Energy	—	—				—	0.09
13	APS Energy Services	0.01	—				0.01	0.04
14	SunCor	0.21	0.08				0.30	0.09
15	El Dorado	(0.01)	—				(0.02)	(0.01)
16	Parent Company	(0.03)	0.08				0.05	(0.12)

17	Income From Continuing Operations	0.12	1.11		—	—	1.23	0.01

18	Income (Loss) From Discontinued Operations — Net of Tax	0.01	0.02				0.02	0.70
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—		—	—	—	—

20	Net Income	$0.13	$1.13		$—	$—	$1.25	$0.71

21	BOOK VALUE PER SHARE	$32.37	$33.00	*			$33.00 *	$0.11

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,449	99,640				99,562	5,373
23	End of Period	99,187	99,284				99,284	842

* Estimate

See Glossary of Terms	Page 8 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$202	$337			$539	$81
25	Business	233	333			566	76

26	Total retail	435	670	—	—	1,105	157
	Wholesale revenue on delivered electricity
27	Traditional contracts	6	7			13	5
28	Off-system sales	12	22			34	22
29	Transmission for others	6	6			12	(2)
30	Other miscellaneous services	7	8			15	1

31	Total regulated operating electricity revenues	466	713	—	—	1,179	183

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	85	90			175	15

33	Total operating electric revenues	$551	$803	$—	$—	$1,354	$198

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,419	3,284			5,703	447
35	Business	3,199	3,971			7,170	444

36	Total retail	5,618	7,255	—	—	12,873	891
	Wholesale electricity delivered
37	Traditional contracts	215	181			396	41
38	Off-system sales	936	586			1,522	924
39	Retail load hedge management	178	621			799	(653)

40	Total regulated electricity	6,947	8,643	—	—	15,590	1,203

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	3,891	3,862			7,753	(3,316)

42	Total electric sales	10,838	12,505	—	—	23,343	(2,113)

See Glossary of Terms	Page 9 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$173	$169			173	173
44	Deferred fuel and purchased power costs — current period	13	78			91	53
45	Interest on deferred fuel	1	3			4	4
46	Amounts recovered through revenues	(18)	(75)			(93)	(93)

47	Deferred fuel and purchased power regulatory asset — ending balance	$169	$175	$—	$—	$175	$137

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To- Market Components
48	Electricity and other commodity sales, realized (a)	$11	$17			$29	$(1)
49	Mark-to-market reversals on realized sales (a) (b)	(1)	(1)			(3)	5
50	Change in mark-to-market value of forward sales	1	—			2	(8)

51	Total gross margin	$11	$16	$—	$—	$28	$(4)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$(2)	$11			$10	$(17)
53	APS	10	2			12	13
54	Pinnacle West Energy	—	—			—	(5)
55	APS Energy Services	3	3			6	5

56	Total gross margin	$11	$16	$—	$—	$28	$(4)

Future Marketing and Trading Mark-to-Market Realization
As of June 30, 2006, Pinnacle West had accumulated net mark-to-market gains of $44 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $9 million; 2007, $21 million; and 2008, $14 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $11 million was transferred to “realized” for the second quarter of 2006. A $11 million realized gain is included in the $17 million on line 48 for the second quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms	Page 10 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	930,799	930,402			930,601	41,363
58	Business	113,570	114,803			114,186	3,959

59	Total	1,044,369	1,045,205	—	—	1,044,787	45,322
60	Wholesale customers	75	76			76	(3)

61	Total customers	1,044,444	1,045,281	—	—	1,044,863	45,319

62	Customer growth (% over prior year)	4.5%	4.6%			4.5%	0.4%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	2,514	3,105			5,619	275
64	Business	3,252	3,926			7,178	427

65	Total	5,766	7,031	—	—	12,797	702

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,763	3,530			6,128	218
67	Business	30,444	34,590			62,792	1,773

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,700	3,337			6,038	29
69	Business	28,636	34,194			62,859	1,613

	ELECTRICITY DEMAND (MW)

70	System peak demand	4,205	6,624			6,624	166

See Glossary of Terms.	Page 11 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,720	1,198			2,918	(948)
72	Coal	3,083	3,183			6,266	238
73	Gas, oil and other	1,252	2,000			3,252	51

74	Total generation production	6,055	6,381	—	—	12,436	(659)

	Purchased power
75	Firm load	365	1,884			2,249	783
76	Marketing and trading	4,847	4,807			9,654	(2,162)

77	Total purchased power	5,212	6,691	—	—	11,903	(1,379)

78	Total energy sources	11,267	13,072	—	—	24,339	(2,038)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	71%	49%			60%	(20)%
80	Coal	83%	84%			83%	2%
81	Gas, oil and other	18%	28%			23%	1%
82	System average	46%	48%			47%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	306	553			859	478
84	Coal	257	184			441	2
85	Gas	201	117			318	(58)

86	Total	764	854	—	—	1,618	422

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 12 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$53.78	$51.30			$52.54	$1.00
88	SP15	$58.34	$55.39			$56.87	$1.42
	Off-Peak
89	Palo Verde	$41.92	$28.38			$35.15	$0.11
90	SP15	$44.79	$27.73			$36.26	$(1.59)

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	43	1,740			1,783	211
92	Heating degree-days	464	4			468	10
93	Average humidity	28%	18%			23%	(15)%
	10-Year Averages
94	Cooling degree-days	99	1,547			1,646	—
95	Heating degree-days	514	31			545	—
96	Average humidity	41%	23%			32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	8,716	5,756			14,472	(3,721)
98	Multi-family	2,887	2,305			5,192	2,830

99	Total	11,603	8,061	—	—	19,664	(891)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	5.6%	4.7%			5.2%	0.1%
101	Unemployment rate (%, seasonally adjusted)	4.4%	4.3%			4.4%	(0.2)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended May 31, 2006.

See Glossary of Terms.	Page 13 of 31